SPECIMEN COMMON STOCK CERTIFICATE (FRONT)
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      Number                                                        Shares


---------------------                           [LOGO]       ------------------

Common Stock

                           CIRCLE GROUP INTERNET, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF ILLINOIS

                                                                      CUSIP

THIS CERTIFIES THAT

                                                               SEE REVERSE FOR
                                                            CERTAIN DEFINITIONS

                                    SPECIMEN

is the owner of_________________________________________________________________

         FULLY PAID AND NONASSESSABLE OF THE $.0001 PAR VALUE COMMON
STOCK OF

                           CIRCLE GROUP INTERNET, INC.

transferable only on the books of the corporation by the holder hereof in person or by a duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned and registered by the Transfer Agent. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation and By-Laws of the Corporation and all amendments thereto, copies of which are on file with the Transfer Agent, to all of which the holder of this certificate, by acceptance hereof assents.

         IN WITNESS WHEREOF, the Corporation has caused this certificate to be signed by the facsimile signatures of its duly authorized officers and to be sealed with the facsimile seal of the Corporation.


         Dated:
                                                      CORPORATE SEAL

         SPECIMEN                                             SPECIMEN

/s/      Signature                                    /s/     Signature
------------------------------                      ----------------------------
         Secretary                                            President

COUNTERSIGNED:
PACIFIC STOCK TRANSFER & TRUST, INC.
P.O. BOX 1596, Denver, CO  80201


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Transfer Agent and Registrar Authorized Signature



                   SPECIMEN COMMON STOCK CERTIFICATE (REVERSE)
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                           CIRCLE GROUP INTERNET, INC.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM --        as tenants in common               UNIF GIFT MIN ACT--
                                                                               Custodian
                                                                         (cust)         (Minor)
TEN ENT --        as tenants by the entireties       under Uniform Gifts to Minors
JT ENT  --        as joint tenants with right of     Act_______________________________________
                  survivorship and not as tenant                       (State)
                  in common


         Additional abbreviations may also be used though not in the above list. FOR VALUE RECEIVED, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
INDENTIFYING NUMBER OF ASSIGNEE

----------------------------------------------------

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(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING POSTAL ZIP
CODE OF ASSIGNEE)

--------------------------------------------------------------------------Shares
of the common stock represented by the within certificate and do hereby irrevocably constitute and appoint


------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     -----------------------------


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                  NOTICE: THE SIGNATURE TO THIS AGREEMENT MUST CORRESPOND
                  WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT
                  OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED:
                         -------------------------------------------------------
                                    THE SIGNATURE(S) MUST BE GUARANTEED BY AN
                                    ELIGIBLE GUARANTOR INSTITUTION (BANKS,
                                    STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
                                    AND CREDIT UNIONS WITH MEMBERSHIP IN AN
                                    APPROVED SIGNATURE GUARANTEE MEDALLION
                                    PROGRAM), PURSUANT TO S.E.C. RULE 17 Ad-15.